UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 10, 2017

INVESTVIEW, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27019	87-0369205
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

12 South 400 West
Salt Lake City, Utah		84101
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		818-217-8720

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 10, 2017, InvestView, Inc., entered into compensation agreements with Ryan Smith, its Chief Executive Officer; Annette Raynor, its Chief Operations Officer and Corporate Secretary; and Chad Miller, its Chief Visionary Officer. Each of the agreements provides for an annual salary of $225,000 and includes termination payments of three times the executive’s annual salary if the executive is terminated without cause and one year of salary if the executive is terminated for cause.

On October 11, 2017, the Company entered into a revenue agreement with its four founders, including Ryan Smith, Annette Raynor, and Chad Miller. Under the terms of that agreement, each of the founders is entitled to receive a payment of three quarters of one percent (0.75%) of the Company’s gross revenues, calculated and paid on a monthly basis, as consideration for founding the Company. The right to receive these payments is permanent and irrevocable and is not connected with their employment with the Company.

ITEM 8.01—OTHER EVENTS

On October 10, 2017, the Company entered into a compensation agreement with Mario Romano, its Director of Finance and Investor Relations. The agreement provides for an annual salary of $225,000 and includes termination payments of three times Mr. Romano’s annual salary if he is terminated without cause and one year of salary if he is terminated for cause.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location
Item 99	Miscellaneous
10.24	Founder Employment Agreement between InvestView, Inc., and Ryan Smith, entered October 10, 2017	Attached

10.25	Founder Employment Agreement between InvestView, Inc., and Annette Raynor, entered October 10, 2017	Attached

10.26	Founder Employment Agreement between InvestView, Inc., and Chad Miller, entered October 10, 2017	Attached

10.27	Founder Employment Agreement between InvestView, Inc., and Mario Romano, entered October 10, 2017	Attached

10.28	Founder Revenue Agreement among InvestView, Inc. and Chad Miller, Annette Raynor, Mario Romano, and Ryan Smith	Attached

*	All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTVIEW, INC.

Dated: October 13, 2017	By:	/s/ William Kosoff
William Kosoff
Acting Chief Financial Officer

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